Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended
	September 30, 2008	September 30, 2007
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$587	$589
Real Estate	217	204
Manufacturing	330	363
Other	19	15

Total Revenues	1,153	1,171

Costs and Expenses:
Cost of Goods Sold:
Timber	420	391
Real Estate	69	69
Manufacturing	345	349
Other	2	2

Total Cost of Goods Sold	836	811
Selling, General and Administrative	94	91

Total Costs and Expenses	930	902

Other Operating Income (Expense), net	2	—

Operating Income	225	269
Interest Expense, net	105	109

Income before Income Taxes	120	160
Benefit for Income Taxes	(18)	(2)

Income From Continuing Operations	138	162

Gain on Sale of Properties, net of tax	—	2

Net Income	$138	$164

Per Share Amounts:

Income From Continuing Operations - Basic	$0.81	$0.93
Income From Continuing Operations - Diluted	$0.80	$0.92

Net Income per Share - Basic	$0.81	$0.94
Net Income per Share - Diluted	$0.80	$0.93

Weighted Average Number of Shares Outstanding
- Basic	171.3	175.3
- Diluted	171.8	175.7

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	September 30, 2008	September 30, 2007
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$194	$190
Real Estate	108	94
Manufacturing	104	119
Other	8	4

Total Revenues	414	407

Costs and Expenses:
Cost of Goods Sold:
Timber	144	133
Real Estate	33	31
Manufacturing	105	113
Other	1	1

Total Cost of Goods Sold	283	278
Selling, General and Administrative	31	30

Total Costs and Expenses	314	308

Other Operating Income (Expense), net	(1)	(1)

Operating Income	99	98
Interest Expense, net	35	38

Income before Income Taxes	64	60
Provision (Benefit) for Income Taxes	(5)	1

Net Income	$69	$59

Per Share Amounts:

Net Income per Share - Basic	$0.40	$0.34
Net Income per Share - Diluted	$0.40	$0.34

Weighted Average Number of Shares Outstanding
- Basic	171.2	173.2
- Diluted	171.8	173.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2008	December 31, 2007
	(In Millions, Except Per Share Amounts)
ASSETS

Current Assets:
Cash and Cash Equivalents	$175	$240
Accounts Receivable	48	33
Like-Kind Exchange Funds Held in Escrow	69	-
Inventories	80	82
Deferred Tax Asset	7	7
Real Estate Development Properties	4	5
Assets Held for Sale	132	64
Other Current Assets	21	25

	536	456

Timber and Timberlands, net	3,863	3,949
Property, Plant and Equipment, net	179	202
Investment in Grantor Trusts (at Fair Value)	25	27
Other Assets	41	30

Total Assets	$4,644	$4,664

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$300	$147
Accounts Payable	48	48
Interest Payable	39	29
Wages Payable	22	25
Taxes Payable	20	23
Deferred Revenue	22	13
Other Current Liabilities	22	18

	473	303
Long-Term Debt	1,870	1,820
Line of Credit	432	556
Deferred Tax Liability	9	20
Other Liabilities	72	64

Total Liabilities	2,856	2,763

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 171.6 at September 30, 2008, and 172.3 at December 31, 2007	2	2
Additional Paid-In Capital	2,222	2,204
Retained Earnings	124	202
Treasury Stock, at cost, Common Shares - 15.9 at September 30, 2008, and 14.6 at December 31, 2007	(560)	(509)
Accumulated Other Comprehensive Income	—	2

Total Stockholders’ Equity	1,788	1,901

Total Liabilities and Stockholders’ Equity	$4,644	$4,664

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	September 30, 2008	September 30, 2007
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$138	$164
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2008 and $4 Loss Related to Forest Fires in 2007)	109	102
Basis of Real Estate Sold	49	45
Expenditures for Real Estate Development	(6)	(13)
Deferred Income Taxes	(11)	(7)
Gain on Sales of Properties and Other Assets	(3)	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	17	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(69)	(13)
Other Working Capital Changes	(1)	18
Other	2	10

Net Cash Provided By Operating Activities	225	304

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(47)	(59)
Timberlands Acquired	(65)	(96)
Other	(1)	5

Net Cash Used In Investing Activities	(113)	(150)

Cash Flows From Financing Activities:
Dividends	(216)	(222)
Borrowings on Line of Credit	1,275	2,179
Repayments on Line of Credit	(1,399)	(2,246)
Proceeds from Issuance of Long-Term Debt	250	350
Principal Payments and Retirement of Long-Term Debt	(50)	(125)
Proceeds from Stock Option Exercises	14	7
Acquisition of Treasury Stock	(51)	(202)

Net Cash Used In Financing Activities	(177)	(259)

Decrease In Cash and Cash Equivalents	(65)	(105)
Cash and Cash Equivalents:
Beginning of Period	240	273

End of Period	$175	$168

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	September 30, 2008	September 30, 2007
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$69	$59
Adjustments to Reconcile Net Income to
Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (includes $4 Loss Related to Forest Fires in 2007)	33	37
Basis of Real Estate Sold	27	22
Expenditures for Real Estate Development	(1)	(7)
Deferred Income Taxes	(3)	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(1)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(8)	45
Other Working Capital Changes	16	32
Other	(1)	7

Net Cash Provided By Operating Activities	131	193

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(18)	(26)
Timberlands Acquired	(64)	(87)
Other	(1)	1

Net Cash Used In Investing Activities	(83)	(112)

Cash Flows From Financing Activities:
Dividends	(72)	(73)
Borrowings on Line of Credit	520	583
Repayments on Line of Credit	(457)	(414)
Principal Payments and Retirement of Long-Term Debt	(3)	(26)
Proceeds from Stock Option Exercises	13	1
Acquisition of Treasury Stock	—	(91)
Other	1	—

Net Cash Provided By (Used In) Financing Activities	2	(20)

Increase In Cash and Cash Equivalents	50	61
Cash and Cash Equivalents:
Beginning of Period	125	107

End of Period	$175	$168

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Nine Months 2008	Nine Months 2007
	(In Millions)
Revenues:
Northern Resources	$263	$264
Southern Resources	366	374
Real Estate	217	204
Manufacturing	330	363
Other	19	15
Eliminations	(42)	(49)

Total Revenues	$1,153	$1,171

Operating Income (Loss)
Northern Resources	$33	$41
Southern Resources	103	126
Real Estate	141	129
Manufacturing	(24)	3
Other	17	13
Other Costs and Eliminations	(47)	(43)
Other Operating Income (Expense), net	2	—

Total Operating Income	$225	$269

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Third Quarter 2008	Third Quarter 2007
	(In Millions)
Revenues:
Northern Resources	$95	$86
Southern Resources	116	121
Real Estate	108	94
Manufacturing	104	119
Other	8	4
Eliminations	(17)	(17)

Total Revenues	$414	$407

Operating Income (Loss)
Northern Resources	$12	$8
Southern Resources	29	39
Real Estate	73	61
Manufacturing	(4)	2
Other	7	3
Other Costs and Eliminations	(17)	(14)
Other Operating Income (Expense), net	(1)	(1)

Total Operating Income	$99	$98

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2008				2007
		1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$29	$26	$25	$27	$32	$31	$31	$30	$31
Pulpwood	$/Ton Stumpage	$10	$10	$10	$10	$9	$9	$9	$9	$9

Northern Resources
Sawlog	$/Ton Delivered	$67	$68	$74	$70	$71	$76	$76	$71	$73
Pulpwood	$/Ton Delivered	$39	$43	$45	$42	$37	$38	$36	$38	$37

Lumber (1)	$/MBF	$366	$367	$384	$372	$390	$400	$405	$410	$400
Plywood (1)	$/MSF	$398	$404	$396	$399	$398	$407	$416	$399	$405
Fiberboard (1)	$/MSF	$591	$600	$610	$600	$490	$529	$542	$538	$525

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,459	1,666	1,425	4,550	1,681	1,691	1,639	1,401	6,412
Pulpwood	1,000 Tons	1,976	2,221	2,089	6,286	1,954	1,901	1,841	2,020	7,716

Total Harvest		3,435	3,887	3,514	10,836	3,635	3,592	3,480	3,421	14,128

Northern Resources
Sawlog	1,000 Tons	978	739	828	2,545	960	789	821	1,032	3,602
Pulpwood	1,000 Tons	738	504	725	1,967	819	527	635	645	2,626

Total Harvest		1,716	1,243	1,553	4,512	1,779	1,316	1,456	1,677	6,228

Lumber	MBF	69,596	83,477	74,100	227,173	95,265	95,701	82,217	77,248	350,431
Plywood	MSF	68,746	68,616	62,112	199,474	72,582	72,454	69,796	62,614	277,446
Fiberboard	MSF	58,784	63,205	44,371	166,360	64,872	65,938	64,039	59,179	254,028

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2008				2007
	1st Qtr	2nd Qtr	3rd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	17,145	13,215	14,800	45,160	8,645	21,255	30,735	16,895	77,530
Large Non-strategic	—	—	—	—	—	—	—	99,325	99,325
Conservation	1,015	595	39,880	41,490	4,210	480	2,650	24,505	31,845
HBU/Recreation	10,635	11,785	15,640	38,060	3,750	8,695	10,400	14,220	37,065
Development Properties	65	700	10	775	45	595	890	3,760	5,290
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	28,860	26,295	70,330	125,485	16,650	31,025	44,675	158,705	251,055

Price per Acre
Small Non-strategic	$1,180	$1,285	$1,145	$1,200	$1,445	$1,295	$1,400	$1,510	$1,400
Large Non-strategic	—	—	—	—	—	—	—	$705	$705
Conservation	$395	$1,555	$1,035	$1,030	$1,740	$6,660	$2,150	$1,080	$1,340
HBU/Recreation	$2,875	$2,740	$3,220	$2,975	$4,300	$3,150	$3,675	$3,315	$3,475
Development Properties	$5,825	$9,630	$13,130	$9,045	$22,045	$21,260	$8,410	$7,640	$9,440
Conservation Easements	—	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$20	$17	$17	$54	$13	$28	$43	$26	$110
Large Non-strategic	—	—	—	—	—	—	—	$70	$70
Conservation	—	$1	$41	$42	$7	$3	$6	$26	$42
HBU/Recreation	$31	$32	$50	$113	$16	$27	$38	$47	$128
Development Properties	—	$7	—	$7	$1	$13	$7	$29	$50
Conservation Easements	—	—	—	—	—	—	—	—	—

	$52	$57	$108	$217	$37	$71	$94	$198	$400

Proceeds from Joint Ventures(1)	—	—	—	—	$2	—	—	—	$2

Basis of Real Estate Sold (2)	$10	$13	$26	$49	$9	$14	$22	$63	$108
($ millions)

(1)	Not reflected in the Land Sale Statistics (Acres Sold, Price per Acre and Revenue)
(2)	Includes $26 million in the fourth quarter 2007 for a large, non-strategic sale

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

September 30, 2008

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2010:
4th Qtr 2008	$100	7.405%	(2)
1st Qtr 2009	50	7.670%
3rd Qtr 2009	150	8.730%
1st Qtr 2010	55	5.480%
4th Qtr 2010	4	8.050%

Annual Maturities through 2014:
2011	424	7.738%	(3)
2012	604	—	(4)
2013	257	6.668%	(5)
2014	4	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.

(2)	Principal amount composed of senior notes with principal amounts of $25 million and $75 million and interest rates of 7.870% and 7.250%, respectively.

(3)	Principal amount composed of senior notes with principal amounts of $75 million, $4 million, $295 million and $50 million and interest rates of 7.970%, 8.050%, 7.660% and 7.830%, respectively.

(4)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $4 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.

(5)	Principal amount composed of senior notes with principal amounts of $4 million, $75 million and $178 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.